United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2011

Date of Report

(Date of earliest event reported)

E.R.C. ENERGY RECOVERY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	000-53116	22-2301634
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3884 East North Little Cottonwood Rd

Salt Lake City, Utah  84092

 (Address of Principal Executive Offices)

(801) 580-4555

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 25, 2011, the Company mailed a letter to its shareholders advising them of current activities of the Company and information about prior recapitalizations of the Company’s outstanding common stock effected by written consent of shareholders of the Company owning in excess of a majority of the outstanding voting securities of the Company.  A copy of that letter is attached hereto and incorporated herein as Exhibit No. 20.1.  See Item 9.01. Also, see Item 8.01.

Item 8.01   Other Events.

On August 22, 2011, the Company filed a Certificate of Correction with the Secretary of State of Delaware reflecting that the amendments to the Company’s Articles of Incorporation effected on July 18, 1997, and outlined in the letter to shareholders dated August 25, 2011, had been effected by written consent of shareholders of the Company owning in excess of a majority of the outstanding voting securities of the Company executed and delivered to the Company in the 60 day period commencing January 13, 1997, and subsequently approved by the Board of Directors on July 17, 1997, rather than having been adopted at a special meeting of the shareholders on January 6, 1997.  See Exhibit No. 3.1 attached hereto and incorporated herein by reference.  See Item 9.01.  A review of the books and records of the Company in July, 2011, also reflected that through a factual mistake or error, the one share for 400 shares reverse split recapitalization reflected in these amendments was not included in the initial written consent of the majority shareholders who adopted these amendments, though Company records indicated that it had been discussed with and approved by the majority shareholders in the 60 day period commencing January 13, 1997.  In August, 2011, majority shareholders who had executed and delivered the initial written consent effecting these amendments and who could be located executed and delivered a corrected written consent that included this recapitalization, which corrected consent and related correspondence confirmed that such recapitalization was in fact discussed; that the consent to effect such recapitalization was solicited by management at the time of the initial written consent; that the consenting shareholder had previously consented to such recapitalization at the time of the execution and delivery of the initial written consent; and that the respective consenting shareholders who executed and delivered the corrected written consent desired to amend their initial written consents to include such recapitalization as of its original effective date.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.

Exhibit Description

3.1

Certificate of Correction filed August 22, 2011

20.1

Letter to Shareholders dated August 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

E. R. C. ENERGY RECOVERY CORPORATION

Date:	08/25/11	By:	/s/David C. Merrell
David C. Merrell
President and Director

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